UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2023

FOMO WORLDWIDE, INC.

(Exact name of Registrant as specified in its Charter)

california	001-13126	83-3889101
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

831 W North Ave., Pittsburgh, PA 15233

(Address of principal executive offices)

(630) 708-0750

(Registrant’s Telephone Number)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common	FOMC	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Background.

On December 6, 2023, our Diamond Technology Solutions, LLC (“DTS”) subsidiary finalized a reseller agreement with Clear Touch Interactive, Inc. to offer interactive flat panels and digital signage throughout North America. Prior to this reseller agreement, DTS offered this vendor’s products through our SMARTSolution Technologies, Inc. subsidiary and its predecessor entity SMARTSolution Technologies LP. The DTS reseller paperwork is included herein as Exhibit 10.1.

FOMO WORLDWIDE, INC. is referred to in this Current Report on Form 8-K as “FOMO,” the “Company,” “we,” or “us.”

Item 8.01 Other Events.

On October 4, 2023, we activated extensive insurance coverage for our subsidiary Diamond Technology Solutions, LLC (“DTS”), covering technician vehicles, theft, damage, cybercrime, and various other line items. Further, we are cutting over ERISA and other various required coverage, and, as a result, all employees previously employed by our subsidiary SMARTSolution Technologies, Inc. (“SST”) are now employed by DTS. Excluding potential acquisitions, all of our future installation business and low voltage contracting work will be performed by DTS in support of SST or its own customers.

All customer orders requiring equipment not supplied by SST’s primary vendor, SMART Technologies, will be fulfilled by DTS going forward. To this end, DTS has signed dealer agreements with Clear Touch, Galaxy Next Generation, ActiveFloor, and other providers to sell into the K12, college and university, enterprise, and government verticals. Further, DTS is entering into installation agreements with AVI Systems and multiple other organizations to expand its low voltage contracting business in and around our core markets in PA, OH, and WV.

Item 9.01. Exhibits

(10)	Exhibits. The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Diamond Technology Solutions, LLC Clear Touch Interactive, Inc. Reseller Agreement – 12/06/2023
104	Cover Page Interactive Data File (embedded within the inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOMO WORLDWIDE, INC.

Date: December 6, 2023	By:	/s/ Vikram Grover
Vikram Grover